EXHIBIT 23.1

                        CONSENT OF Bromberg & associates


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated as of May 9, 2001, which appears in the Treasury International Inc. Annual Report on Form 10-KSB for the year ended January 31, 2001, which is incorporated herein by reference.



By:      /s/ Bromberg & Associates
         -----------------------------------

BROMBERG & ASSOCIATES
Chartered Accountants
An Accountancy Corporation

August 14, 2001


































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